Ordinary shares and treasury shares	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Ordinary shares and treasury shares	Ordinary shares and treasury shares
Ordinary shares

In 2026, the Company issued 279,455 Class A Ordinary Shares for the 2022 Share Incentive Plan.

In January 2026, the Company entered into a subscription agreement with Geely Investment Holding Ltd. Pursuant to the terms of the agreement, Geely Investment Holding Ltd. subscribed for and purchased from the Company, through a private placement, a total of 27,297,002 newly issued Class A Ordinary Shares at a price of US$1.67 per ordinary share, for a total purchase price of US$45,586.

During the six months ended June 30, 2026, the Company issued 13,818,840 Class A ordinary shares upon conversion of aggregate US$14,255 principal amount of its convertible notes.

Treasury shares

In December 2024, the Company kicked-off a share repurchase program under which the Company may repurchase up to US$20,000 of its ordinary shares until the close of business on September 30, 2025. The limit was subsequently increased to an aggregate amount of US$40,000 up to the end of March 31, 2026. Under the repurchase program, the Company’s proposed repurchases may be made from time to time in the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. During the six months ended June 30, 2026, the Company repurchased 4,871,121 shares in the open market for a total consideration, including related expenses, of US$9,907 which are reported as treasury shares on the consolidated balance sheets.